UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) December 15, 2005
                                                      -----------------

                          Ovation Products Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-51145                                  02-0510323
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(Commission File Number)                (IRS Employer Identification No.)


          395 EAST DUNSTABLE ROAD
           NASHUA, NEW HAMPSHIRE                               03062
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (603) 891-3224
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 11, 2005, Yiannis Monovoukas resigned, effective immediately, as a member of the Board of Directors of Ovation Products Corporation ("Ovation").

         Mr. Monovoukas has served as a member of the Board of Directors of Ovation since October 2002. Mr. Monovoukas has indicated that the growth of TEI Biosciences, Inc., a tissue engineering and regenerative medicine company that he joined in April 2001 and for which he serves as President, CEO, and Chairman, and his recently expanded family require more of his time and attention.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2005           Ovation Products Corporation


                                   By: /s/ William Lockwood
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                                       Name: William Lockwood
                                       Title: President and Chief Operating
                                              Officer